MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC.

                  Prospectus Supplement dated August 17, 2000

     "Directors and Officers" is revised by adding the following individual, who along with John M. Loffredo, is primarily responsible for the day-to-day management of the Fund's portfolio:

     ROBERTO W. ROFFO (34) -Vice President and Portfolio Manager - Vice President of MLIM since 1996 and a Portfolio Manager with MLIM since 1992.

     In addition, Robert A. DiMella has resigned as Vice President and Portfolio Manager of the Fund.

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